SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  July 9, 1999


                               KASPER A.S.L., LTD.
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             (Exact Name of Registrant as Specified in its Charter)



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

            DELAWARE                               0-24179                              22-3497645
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(State of other Jurisdiction of           (Commission File Number)              (I.R.S. Employer
Incorporation)                                                                  Identification Number)
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             77 METRO WAY
         SECAUCUS, NEW JERSEY                                       07094
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (201) 864-0328
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




#764330 v5
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On July 9, 1999, Kasper A.S.L., Ltd. ("Kasper") completed the previously announced purchase of certain trademarks, including ANNE KLEIN(R), ANNE KLEIN II(R) and A LINE ANNE KLEIN(TM) and the "Lion Head Design" from Anne Klein Company LLC ("Anne Klein"). The aggregate purchase price for these assets was $60,000,000. On July 12, 1999, Kasper issued a press release (the "July 12th Press Release") announcing the completion of the purchase. The purchase was funded by the Company's Revolving Credit Facility referred to below.

ITEM 5.  OTHER EVENTS

                  Kasper also announced in the July 12th Press Release that it had entered into a Revolving Credit Facility, dated as of July 9, 1999 (the "Revolving Credit Facility"), led by The Chase Manhattan Bank in order to fund Kasper's working capital requirements and to finance the purchase of the Anne Klein trademarks. The Revolving Credit Facility provides Kasper with two revolving credit lines aggregating up to $125 million and will increase to $160 million upon the satisfaction of certain conditions.

                  In addition, Kasper announced that, as a result of the closing of the Revolving Credit Facility, the Second Supplemental Indenture (the "Second Supplemental Indenture"), dated as of June 16, 1999, to the Indenture governing Kasper's 12.75% Senior Notes due 2004 (the "Senior Notes"), has become effective.

         The press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)               Financial Statements of Businesses Acquired

         It is impracticable for Kasper to file the financial statements for the acquired business at this time. The required financial statements will be filed in an amendment to this Report as soon as practicable, but not later than September 22, 1999.

(b)      Pro Forma Financial Information

         It is impracticable for Kasper to file the pro forma financial information for the acquired business at this time. The required pro forma financial information will be filed in an amendment to this Report as soon as practicable, but not later than September 22, 1999.

(c)      Exhibits

              Exhibit No.                        Description
              -----------                        -----------

                  2 Asset Purchase Agreement, dated as of March 15, 1999, among Kasper A.S.L., Ltd., Anne Klein Company LLC and Takihyo Inc.



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                  10.1              Amended and Restated Credit Agreement, dated
                                    as of July 9, 1999, among Kasper A.S.L.,
                                    Ltd., as Borrower, the guarantors named
                                    therein, the lenders named therein, The
                                    Chase Manhattan Bank, as administrative and collateral agent, and The CIT Group / Commercial Services, Inc., as collateral monitor

                  10.2 Second Supplemental Indenture, dated as of June 16, 1999, to the Indenture, dated as of June 1, 1997 and effective as of June 4, 1997, as amended, between Kasper A.S.L., Ltd. (f/k/a Sassco Fashions, Ltd.) and IBJ Whitehall Bank & Trust Company (f/k/a IBJ Schroder Bank & Trust Company), as Trustee.

                  99                Press Release dated July 12, 1999.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

Dated:  July 13, 1999

                                       KASPER A.S.L., LTD.

                                       By: /s/ Dennis P. Kelly
                                           ----------------------------------
                                           Dennis P. Kelly
                                           Chief Financial Officer













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
                                  EXHIBIT INDEX


              Exhibit No.                        Description
              -----------                        -----------

                  2 Asset Purchase Agreement, dated as of March 15, 1999, among Kasper A.S.L., Ltd., Anne Klein Company LLC and Takihyo Inc.

                  10.1 Amended and Restated Credit Agreement, dated as of July 9, 1999, among Kasper A.S.L., Ltd., as Borrower, the guarantors named therein, the lenders named therein, The Chase Manhattan Bank, as administrative and collateral agent, and The CIT Group / Commercial Services, Inc., as collateral monitor

                  10.2 Second Supplemental Indenture, dated as of June 16, 1999, to the Indenture, dated as of June 1, 1997 and effective as of June 4, 1997, as amended, between Kasper A.S.L., Ltd. (f/k/a Sassco Fashions, Ltd.) and IBJ Whitehall Bank & Trust Company (f/k/a IBJ Schroder Bank & Trust Company), as Trustee.

                  99                Press Release dated July 12, 1999.





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